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                                                        [REVISED EXECUTION COPY]

                       THIRD AMENDMENT AND LIMITED WAIVER
                                       TO
                    FIFTH AMENDED AND RESTATED LOAN AGREEMENT

        THIS THIRD AMENDMENT AND LIMITED WAIVER TO FIFTH AMENDED AND RESTATED LOAN AGREEMENT (this "Third Amendment") is made as of this 25th day of February, 2002 by and among Metrocall, Inc., a Delaware corporation (the "Borrower"), the Lenders (as defined in the Loan Agreement defined below) signatory hereto and Toronto Dominion (Texas), Inc. (the "Administrative Agent" and collectively with the Documentation Agent and the Co-Documentation Agent (each as defined in the Loan Agreement defined below), the "Agents"), as administrative agent for the Lenders.


                                   WITNESSETH:

        WHEREAS, the Borrower, the Lenders and the Agents are all parties to that certain Fifth Amended and Restated Loan Agreement dated as of March 17, 2000, as amended by the First Amendment to Fifth Amended and Restated Loan Agreement dated as of June 20, 2000 and the Second Amendment to Fifth Amended and Restated Loan Agreement dated as of December 31, 2000 (as so amended, the "Loan Agreement");

        WHEREAS, the Borrower, the Administrative Agent and the Lenders wish to eliminate the options of the Borrower to borrow Eurodollar Advances pursuant to
Section 2.2(a) of the Loan Agreement, to Convert Base Rate Advances, in whole or in part, into Eurodollar Advances pursuant Section 2.2(b)(ii) of the Loan Agreement or to Continue Eurodollar Advances, in whole or in part, as Eurodollar Advances pursuant to Section 2.2(c)(ii) of the Loan Agreement;

        WHEREAS, as more fully set forth in the Administrative Agent's Notice of Default, dated March 22, 2001, certain Events of Default under Section 8.1(k) of the Loan Agreement (the "Bond Indenture Cross-Default Events of Default") have occurred and are continuing;

        WHEREAS, in addition to the Bond Indenture Cross-Default Events of Default, certain Events of Default under Section 8.1(c) of the Loan Agreement have occurred and are continuing based on the Borrower's default in the performance or observance of the covenants contained in Sections 7.9 (Total Leverage Ratio), 7.10 (Annualized Operating Cash Flow to Pro Forma Debt Service Ratio) and 7.12 (Operating Cash Flow to New Cash Interest Expense Ratio) of the Loan Agreement (collectively with the Bond Indenture Cross-Default Events of Default, the "Existing Events of Default");

        WHEREAS, as a result of the Bond Indenture Cross-Default Events of Default and the other Existing Events of Default, interest on the outstanding Obligations has accrued at the Default Rate from and after March 16, 2001, payment of which has not been demanded by the Majority Lenders; and

        WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders signatory hereto have agreed that, subject to the terms hereof, certain of the provisions of the
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Loan Agreement be amended and waived pursuant to this Third Amendment as more specifically described below;

        NOW, THEREFORE, the parties hereto agree that all capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

        1. Amendment to Article 1, Definitions. Article 1 of the Loan Agreement, Definitions, is hereby amended by replacing the current definitions of each of the following terms with the following definitions:

                        "Applicable Margin" shall have the meaning given such
                term in Section 2.3(f) hereof.

                        "Interest Period" shall mean the period beginning on the
                date such Advance is made, or Converted to a Base Rate Advance, and ending on the last day of the calendar month in which such Advance is made, or Converted to a Base Rate Advance, provided, however, that if the Advance is made or Converted on the last day of any calendar month, it shall have an Interest Period ending on, and its Payment Date shall be, the last day of the following calendar month.

                        "Majority Waiving Lenders" has the meaning specified in
                Section 9 of the Third Amendment.

                        "Proceeding" has the meaning specified in Section 9 of
                the Third Amendment.

                        "Third Amendment" means the Third Amendment and Limited
                Waiver to Fifth Amendment and Restated Loan Agreement, dated February 25, 2002.

                        "Third Amendment Effective Date" has the meaning
                specified in Section 12 of the Third Amendment.

                        "Waiver Period Interest" has the meaning specified in
                Section 9 of the Third Amendment.

        2. Amendment of Section 2.1(a). Section 2.1(a) of the Loan Agreement is hereby amended by deleting the final sentence thereof.

        3. Amendment of Section 2.1(b). Section 2.1(b) of the Loan Agreement is hereby amended by amending and restating the final sentence thereof to read as follows:

                        "There shall be no increase in the amount of the
                Facility B Loans outstanding on the Agreement Date."

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        4. Amendment of Section 2.2(a). Section 2.2(a) of the Loan Agreement is
hereby amended and restated to read as follows:

                (a) Interest Rate, etc. Any Advance shall be made as a Base Rate Advance and the Borrower shall have no option to borrow a Eurodollar Advance.

        5. Deletion of Section 2.2(b)(ii). Section 2.2(b)(ii), together with each reference thereto in the Loan Agreement, is hereby delete in its entirety.

        6. Amendment of Section 2.2(c). Section 2.2(c) is hereby amended and restated to read as follows:

                Continuation of Eurodollar Rate Loans. No Eurodollar Rate Advance may be Continued and each Eurodollar Rate Advance in effect shall automatically Convert to a Base Rate Loan on the next Payment Date.

        7. Amendment of Section 2.3(f). Section 2.3(f) of the Loan Agreement is hereby amended and restated to read as follows:

                (f) Applicable Margin. The Applicable Margin shall, effective as of January 1, 2002, and at all times thereafter, equal 2.875%.

        8. Payment of Certain Additional Interest. Notwithstanding anything in this Third Amendment or the Loan Agreement to the contrary, (i) interest on all Base Rate Advances outstanding during the period October 1, 2001 through the Third Amendment Effective Date shall be recomputed based on an Applicable Margin for said period equal to 2.875% and (ii) the amount of any such additional previously unpaid interest with respect to such recomputations for said period shall be payable on the first Payment Date following the Third Amendment Effective Date.

        9. Limited Waiver of Demand for Payment of Certain Default Rate Interest. The Majority Lenders signatory hereto (collectively, the "Majority Waiving Lenders") each hereby irrevocably waives any demand for payment, by the Borrower or any of its subsidiaries, whether pursuant to the Credit Agreement, any Subsidiary Guarantees or otherwise, or interest at the Default Rate on the outstanding Obligations accrued on the outstanding Obligations during the period from and after March 16, 2001 through the Third Amendment Effective Date (the "Waiver Period Interest"). This Waiver shall be binding on all successors and assigns of the Lenders and shall be binding in connection with any subsequent proceeding, with respect to the Borrower or any of its subsidiaries, under Title 11 of the United States Code or similar law. By way of further assurance with respect to the foregoing, each of the Majority Waiving Lenders hereby agrees that it will not object to or oppose confirmation of any plan of reorganization proposed by the Borrower and/or its subsidiaries in connection with any Proceeding based on the failure of said plan to provide for payment to the Lenders of the Waiver Period Interest.

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        10. Strict Compliance. Except for the amendment and waivers set forth above, the text of the Loan Agreement shall remain unchanged and in full force and effect. The amendment and waivers agreed to herein shall not constitute a modification of the Loan Agreement or a course of dealing with the Agents and the Lenders, or any of them, at variance with the Loan Agreement such as to require further notice by the Administrative Agent, the Lenders, the Majority Lenders, or any of them, or to require strict compliance with the terms of the Loan Agreement, as amended by this Third Amendment, in the future.

        11. Representations and Warranties. The Borrower hereby represents and warrants to and in favor of the Administrative Agent and the Lenders as follows:

                (a) Except as disclosed in the Borrower's Form 10-Q for the quarterly period ended September 30, 2001 (none of which disclosures shall be deemed adopted, ratified or in any way approved by the Administrative Agent or any of the Lenders), each representation and warranty set forth in Article 4 of the Loan Agreement, as amended hereby, is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement, as amended hereby, and to the extent relating specifically to the Agreement Date or otherwise inapplicable;

                (b) The Borrower has the corporate power and authority (i) to enter into this Third Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                (c) This Third Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower, and each of this Third Amendment and the Loan Agreement as amended hereby constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reqorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

                (d) The execution and delivery of this Third Amendment and performance by the Borrower under the Loan Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Certificate of Incorporation or By-Laws of the Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are bound.

        12. Conditions Precedent to Effectiveness of this Third Amendment. This Third Amendment shall become effective as or the date first written above (the "Third Amendment Effective Date") when each of the following has been satisfied or waived in accordance with Section 11.12 of the Loan Agreement:
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               (a)     all of the representations and warranties of the Borrower
under Section 11 hereof which are made of the date hereof, being true and correct in all material respects; and

               (b) receipt of any other documents or instruments that the Administrative Agent, the Lenders, or any of them, may reasonably request, certified by an officer of the Borrower if so requested.

       13. Counterparts. This Third Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

       14. Law of Contract. This Third Amendment shall be deemed to be made pursuant to the laws of the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

       15.    Loan Document. This Third Amendment shall contitute a Loan
Document.

       IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Third Amendment as of the day and year first above written.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOW]
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BORROWER:                                METROCALL, INC.



                                         By: /s/ VINCENT D. KELLY
                                            -------------------------------
                                            Name: Vincent D. Kelly
                                                 --------------------------
                                            Title: CFO
                                                  -------------------------


ADMINISTRATIVE AGENT AND LENDERS:        TORONTO DOMINION (TEXAS), INC., as
                                         Administrative Agent and a Lender

                                         By: /s/ JEFFREY R. LENTS
                                            -------------------------------
                                            Name: Jeffrey R. Lents
                                                 --------------------------
                                            Title: CFO
                                                  -------------------------

                                         ENDEAVOR L.L.C., as a Lender, by
                                         PPM America, Inc., its attorney-in-fact

                                         By: /s/ B. T. SCHINDERLE
                                            -------------------------------
                                            Name: BRIAN T. SCHINDERLE
                                                 --------------------------
                                            Title: Senior Managing Director
                                                  -------------------------

                                         FIRST UNION NATIONAL BANK, as a Lender

                                         By: /s/ REGINALD T. DAWSON
                                            -------------------------------
                                            Name: REGINALD T. DAWSON
                                                 --------------------------
                                            Title: Senior Vice President
                                                  -------------------------
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                                       FLEET NATIONAL BANK, as a Lender

                                       By: [SIG]
                                          ----------------------------------
                                          Name: [SIG]
                                               -----------------------------
                                          Title: Senior Vice President
                                                ----------------------------

                                       COMMERCIAL LOAN FUNDING TRUST I, as a
                                       Lender
                                       By: Lehman Commercial Paper, Inc., not
                                       in its individual capacity but solely as
                                       administrative agent


                                       By:
                                          ----------------------------------
                                          Name:
                                               -----------------------------
                                          Title:
                                                ----------------------------


                                       KZH CNC LLC, as a Lender


                                       By:
                                          ----------------------------------
                                          Name:
                                               -----------------------------
                                          Title:
                                                ----------------------------


                                       MORGAN STANLEY SENIOR FUNDING, INC.,
                                       as a Lender


                                       By:/s/ STEPHEN HANNAN
                                          ----------------------------------
                                          Name: STEPHEN HANNAN
                                               -----------------------------
                                          Title: VICE PRESIDENT
                                                ----------------------------
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                                           PNC BANK, NATIONAL ASSOCIATION, as a
                                           Lender


                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           CAPITAL CROSSOVER PARTNERS LP, as a
                                           Lender


                                           By: /s/ [SIG]
                                              ----------------------------------
                                              Name: [SIG]
                                                   -----------------------------
                                              Title: PARTNER
                                                    ----------------------------